3: SUPPLEMENT TO

SUPPLEMENT TO

CTFR Long-Term Portfolio

CTFR Vermont Municipal Portfolio

Calvert National Municipal Intermediate Fund

Calvert California Municipal Intermediate Fund

Prospectus dated April 30, 2001

Date of Supplement: January 31, 2002

Effective January 31, 2002, the finder's fee paid to brokers on shares of the above Funds purchased at NAV in accounts with $1 million or more is 0.80% of the NAV purchase amount on the first $2 million, 0.64% on $2 to 3 million, 0.40% on $3 to 50 million, 0.20% on $50 to 100 million and 0.12% over $100 million. If a finders fee is paid, and some or all of the purchase is exchanged into another fund with a lower finder's fee within one year, then CDI will recoup the difference in the finder's fee from the broker. Please note this change at Exhibit B of the prospectus.

Also effective January 31, 2002, the one-year CDSC on shares purchased at NAV for accounts on which a finder's fee has been paid is 0.80%. Please note this change to the CDSC throughout the prospectus.